Green Energy & Growth Fund, Inc.

Formed by NCGA

Green Energy & Growth Fund, Inc.

Is Offering:

6.75 million shares of Common Stock at $15 per share

To obtain a prospectus, please contact:

Green Energy & Growth Fund, Inc.
Stock Information Center
c/o Stifel, Nicolaus & Company, Incorporated
501 North Broadway | St. Louis, Missouri 63102
(877) 821-5780

The information in this Prospectus is not complete and may be changed. The Green Energy & Growth Fund ("Green Fund") may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The content of this notice is not incorporated by reference into the Green Fund's Preliminary Prospectus dated February 19, 2010 (the "Preliminary Prospectus"). Prospective investors in the Green Fund should carefully consider the following regarding the Green Fund before investing: the Green Fund's investment objectives discussed in the Green Fund's Preliminary Prospectus, its risks, beginning on page 16 of the Preliminary Prospectus, and the Fund's charges and expenses, which are discussed on page 12 of the Preliminary Prospectus. The Preliminary Prospectus, which contains this and other information about the Fund is available as per above and should be read carefully before investing.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

Dear Iowa Corn Growers Member Association Member:
Miles Capital, Inc., the Green Energy & Growth Fund’s Investment Adviser,
cordially invites you to a reception on:
Thursday, April 8th, 6:30 to 7:30
At The Omaha Press Club
First National Bank Building
1620 Dodge Street, 22nd Floor, Omaha, Nebraska